Form 8-K Certification (June 30)
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 15, 2002

                        Enviro Voraxial Technology, Inc.
             (Exact name of registrant as specified in its charter)

Idaho                             0-27445                    83-0266517
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)


                821 NW 57th Place, Fort Lauderdale, Florida 33309
                    (Address of principal executive offices)
                                 (954) 958-9968
                           (Issuer's telephone number)

                                 not applicable
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

On August 15, 2002, we filed Amendment 1 to our Form 10-QSB Quarterly Report for the period ended June 30, 2002 with the United States Securities and Exchange Commission. In connection with the new legislation that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached respectively as exhibits 99.1 to this Form 8-K Current Report the Certification of Alberto Dibella, our Chief Financial Officer, Principal Accounting Officer and Chief Executive Officer.

Exhibits

99.1 Alberto Dibella, our Chief Financial Officer, Principal Accounting Officer and Chief Executive Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroVoraxial Technology, Inc.

/s/ Alberto  DiBella
--------------------
By:  Alberto DiBella
Chief Financial Officer, Chief Executive Officer and
Principal Accounting Officer
Date: August 15, 2002